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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                             DATED FEBRUARY 3, 2004

                                       of

                                ARRIS GROUP, INC.

                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                            SEC File Number 001-16631



                             11450 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097
                                 (678) 473-2000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS

        99      Press Release issued February 3, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

        On February 3, ARRIS Group, Inc. announced in a press release its intention to redeem in March 2004 $50 million in principal amount of its 4 1/2% Convertible Subordinated Notes due 2008. The press release is furnished as Exhibit 99.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 3, ARRIS Group, Inc. issued a press release regarding financial results for the fourth quarter and full year ended December 31, 2003. The press release, which has been attached as Exhibit 99, includes earnings per share amounts which have been adjusted to exclude, among other things, amortization of intangibles. Management believes adding back the non-cash amortization of intangibles provides useful information because it enables investors to compare to prior period disclosures more readily and reflects more readily meaningful information on the company's operating performance. In addition, adjusted earnings per share amounts presented in the press release excluded the write-off of unamortized fees related to ARRIS' loan facility that was cancelled in the fourth quarter, litigation damages with respect to patent infringement judgments, the write-down to market of certain investments and an early termination fee related to a building lease and severance costs, and a gain related to the partial realization of ARRIS' outstanding receivables from Cabovisao. ARRIS believes presenting net income and earnings per share amounts excluding these highlighted items is appropriate because such items are not likely to recur regularly or in predictable amounts and, consequently, presenting net income and earnings per share, excluding such highlighted items, is meaningful supplemental information for investors.

        ARRIS believes that presenting earnings per share amounts adjusted for the events described herein provides meaningful information which investors want to know and will allow investors to more easily compare ARRIS' financial performance period to period. Therefore, ARRIS will continue to provide similar information in the future with full schedules reconciling the differences between GAAP and non-GAAP financial measures. As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

        The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARRIS GROUP, INC.


                                            By:  /s/ Lawrence A. Margolis
                                               --------------------------------
                                                   Lawrence A. Margolis
                                                   Executive Vice President and
                                                    Chief Financial Officer

Dated:  February 3, 2004




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION OF EXHIBITS
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
99                                  Press Release issued February 3, 2004.